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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 17, 1998


            DOW JONES & COMPANY, INC.
     (Exact name of registrant as specified in its charter)


          Delaware                     1-7564                  13-5034940
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation)                                       Identification No.)

200 Liberty Street, New York, New York                              10281
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 416-2000
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Item 5.  Other Events.

Attached as an exhibit is a copy of a press release that the company issued July 9, 1998.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed with this Report:

Exhibit Number                      Description

99                                  Press release dated July 9, 1998
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DOW JONES & COMPANY, INC.


Dated:  July 17, 1998                    By:    /s/Thomas G. Hetzel
                                              -------------------------
                                                Thomas G. Hetzel
                                                Comptroller
                                                (Chief Accounting Officer)